COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
        LARGE COMPANY GROWTH FUND AND THE STANDARD AND POOR'S 500
        COMPOSITE STOCK PRICE INDEX


         EXHIBIT A:
        _____________________________________________________
        |           |       DREYFUS    |    STANDARD & POOR'S  |
        |           |        LARGE     |      500 COMPOSITE    |
        | PERIOD    |      COMPANY     |       STOCK PRICE     |
        |           |    GROWTH FUND   |         INDEX*        |
        |--------   |    -----------   |    -----------------  |
        |12/29/93   |        10,000    |              10,000   |
        |10/31/94   |        10,440    |              10,360   |
        |10/31/95   |        12,036    |              13,096   |
        |10/31/96   |        14,871    |              16,250   |
        |----------------------------------------------------  |


         *Source: Lipper Analytical Services, Inc.


        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS LARGE COMPANY VALUE FUND AND THE STANDARD & POOR'S 500
        COMPOSITE STOCK PRICE INDEX


         EXHIBIT A:
        __________________________________________________
        |          |    DREYFUS     |    STANDARD & POOR'S  |
        |          |     LARGE      |      500 COMPOSITE    |
        | PERIOD   |    COMPANY     |       STOCK PRICE     |
        |          |   VALUE FUND   |         INDEX*        |
        |--------  |   ----------   |    -----------------  |
        |12/29/93  |      10,000    |              10,000   |
        |10/31/94  |      10,104    |              10,360   |
        |10/31/95  |      12,704    |              13,096   |
        |10/31/96  |      17,068    |              16,250   |
        |-------------------------------------------------  |


         *Source: Lipper Analytical Services, Inc.


        COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS SMALL COMPANY VALUE FUND AND THE RUSSELL 2000 INDEX


         EXHIBIT A:
        _____________________________________________
        |          |    DREYFUS     |                  |
        |          |     SMALL      |                  |
        | PERIOD   |    COMPANY     |    RUSSELL 2000  |
        |          |   VALUE FUND   |       INDEX*     |
        |--------  |   ----------   |    ------------  |
        |12/29/93  |      10,000    |         10,000   |
        |10/31/94  |       9,944    |          9,963   |
        |10/31/95  |      12,062    |         11,791   |
        |10/31/96  |      16,403    |         13,749   |
        |--------------------------------------------  |


         *Source: Lipper Analytical Services, Inc.